UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 9, 2015

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” or “our” refer to Select Income REIT.

Item 1.01.  Entry into a Material Definitive Agreement.

New Credit and Term Loan Facilities

On January 9, 2015, we entered into a credit agreement with Wells Fargo Bank, National Association, as administrative agent, and a syndicate of other lenders, or the credit agreement, pursuant to which we replaced our then existing $750 million unsecured revolving credit facility and our then existing $350 million term loan with new facilities providing $1.1 billion in aggregate borrowing availability. As of such date, we had $77 million of outstanding borrowings under our then existing revolving credit facility and $350 million outstanding under our then existing term loan.

Pursuant to the credit agreement, we replaced our prior $750 million unsecured revolving credit facility that had a maturity date of March 11, 2016, interest paid on borrowings of LIBOR plus 122.5 basis points and a facility fee of 22.5 basis points, with a new $750 million unsecured revolving credit facility which has a maturity date of March 29, 2019, interest paid on borrowings of LIBOR plus 105 basis points and a facility fee of 20 basis points. Both the interest rate premium and the facility fee are subject to adjustment based on changes to our credit ratings. Upon the payment of an extension fee and meeting certain other conditions, we have the option to extend the maturity date of the new revolving credit facility to March 29, 2020. The credit agreement provides that we can borrow, repay and reborrow funds available under the new revolving credit facility until maturity.

Pursuant to the credit agreement, we also replaced our prior $350 million unsecured term loan facility that had a maturity date of July 11, 2017 and interest paid on the amount outstanding of LIBOR plus 140 basis points, with a new $350 million unsecured term loan with a maturity date of March 31, 2020 and interest paid on the amount outstanding of LIBOR plus 115 basis points. The interest rate premium for the new term loan is subject to adjustment based on changes to our credit ratings.

The credit agreement includes a feature under which the maximum borrowing availability under the new facilities may be increased to up to $2.2 billion on a combined basis under certain circumstances.

We used $77 million of borrowings under the new revolving credit facility and the net proceeds of the new term loan to repay the $77 million of outstanding borrowings under our then existing revolving credit facility and the $350 million outstanding under our then existing term loan.

Our borrowings under the new facilities are unsecured. Although certain of our subsidiaries had guaranteed our obligations under our prior revolving credit facility and our prior term loan, none of our subsidiaries currently guarantee our obligations under the new facilities. The credit agreement provides that, with certain exceptions, a subsidiary of ours is required to guaranty our obligations under the new facilities only if that subsidiary has separately incurred debt (other than nonrecourse debt), within the meaning specified in the credit agreement, or provided a guarantee of debt incurred by us or any of our other subsidiaries.

The credit agreement contains a number of covenants that restrict our ability to incur debt in excess of calculated amounts, restrict our ability to make distributions under certain circumstances and generally require us to maintain certain financial ratios. The credit agreement provides for acceleration of payment of all amounts due thereunder upon the occurrence and continuation of certain events of default, such as a change of control of us, which includes Reit Management & Research LLC ceasing to act as our business manager and property manager.

Wells Fargo Bank, National Association and the other lenders party to the credit agreement, as well as their affiliates, have engaged in, and may in the future engage in, investment banking, commercial banking, advisory and other commercial dealings in the ordinary course of business with us. They have received, and may in the future receive, customary fees and commissions for these engagements.

The foregoing description of the credit agreement is not complete and is subject to and qualified in its entirety by reference to the credit agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Effectiveness of Amendment to Commitment Letter for New Bridge Loan Facility

As a result of the execution of the credit agreement, pursuant to the letter amendment we entered into on December 18, 2014 to our commitment letter with Citigroup Global Markets Inc., UBS AG, Stamford Branch and UBS Securities LLC dated August 30, 2014, as modified by the joinder agreement to the commitment letter dated as of September 9, 2014, the documentation of the new bridge loan facility contemplated by the commitment letter will now be based on documentation relating to our credit agreement (as described above) consistent with the terms and conditions of the commitment letter.

A summary of certain terms of the commitment letter and the joinder agreement was provided on our Current Report on Form 8-K filed on September 2, 2014 and our Current Report on Form 8-K filed on September 15, 2014, respectively, or collectively the Prior 8-Ks. The foregoing description of the letter amendment and the summaries provided in the Prior 8-Ks are not complete and are subject to and qualified in their entirety by reference to each of the letter amendment, a copy of which was filed as Exhibit 10.3 to Amendment No. 3 to our Registration Statement on Form S-4, File No. 333-199445, and our Prior 8-Ks, each of which are incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the credit agreement under “New Credit and Term Loan Facilities” in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 7.01.  Regulation FD Disclosure.

On January 12, 2015, we issued a press release regarding the new facilities, a copy of which is attached hereto as Exhibit 99.1.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE”, OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  CONTINUED AVAILABILITY OF BORROWINGS UNDER THE NEW REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND MEETING OTHER CUSTOMARY CREDIT FACILITY CONDITIONS.

•                  ACTUAL COSTS UNDER THE NEW FACILITIES WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF OTHER FEES AND EXPENSES ASSOCIATED WITH THE NEW FACILITIES.

•                  THE ACTUAL PREMIUM OVER LIBOR WILL BE HIGHER OR LOWER THAN THOSE STATED IN THIS CURRENT REPORT ON FORM 8-K IF OUR CREDIT RATINGS CHANGE.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF THE NEW REVOLVING CREDIT FACILITY UPON THE PAYMENT OF A FEE AND MEETING CERTAIN OTHER CONDITIONS. WE CAN PROVIDE NO ASSURANCE THAT THE APPLICABLE CONDITIONS WILL BE MET.

•                  THIS CURRENT REPORT ON FORM 8-K STATES THAT THE MAXIMUM BORROWING AVAILABILITY UNDER THE NEW FACILITIES MAY BE INCREASED TO UP TO $2.2 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES. INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER THE NEW FACILITIES IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1

Credit Agreement, dated as of January 9, 2015, among Select Income REIT, Wells Fargo Bank, National Association, as Administrative Agent, and each of the other financial institutions initially a signatory thereto.

99.1	Press Release dated January 12, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

By:	/s/ John C. Popeo
Name: John C. Popeo
Title: Treasurer and Chief Financial Officer

Date: January 12, 2015